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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): April 20, 2006

                             CATHAY GENERAL BANCORP
             (Exact name of registrant as specified in its charter)

          Delaware                      0-18630               95-4274680
(State or other jurisdiction of       (Commission           (IRS Employer
        incorporation)                File Number)        Identification No.)

        777 North Broadway, Los Angeles, California            90012
          (Address of principal executive offices)           (Zip Code)

       Registrant's telephone number, including area code: (213) 625-4700

                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     On April 20, 2006, Cathay General Bancorp announced, in a press release, its financial results for the quarter ended March 31, 2006. That press release is attached hereto as Exhibit 99.1.

     The foregoing information and the attached exhibit are intended to be furnished only and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d)  Exhibits

     99.1   Press Release of Cathay General Bancorp dated April 20, 2006.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  April 20, 2006
                                         CATHAY GENERAL BANCORP

                                         By: /s/ Heng W. Chen
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                                             Heng W. Chen
                                             Executive Vice President and Chief
                                             Financial Officer

                                  EXHIBIT INDEX

Number   Exhibit
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99.1     Press Release of Cathay General Bancorp dated April 20, 2006.